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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          April 28, 2005
                                                          --------------

                                 DATASCOPE CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-6516                13-2529596
 ---------------------------           -------------       --------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

     14 Philips Parkway                                          07645-9998
    Montvale, New Jersey                                         ----------
    --------------------                                         (Zip Code)
(Address of principal executive offices)

(Registrant's telephone number, including area code)(201)  391-8100
                                                           --------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

         |_|  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE
              SECURITIES ACT

         |_|  SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE
              EXCHANGE ACT

         |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT

         |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER
             THE EXCHANGE ACT


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Item 2.02  Results of Operations and Financial Condition

           On April 28, 2005, Datascope Corp. issued a press release announcing its financial results for the third quarter of fiscal 2005. A copy of the release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

           The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and exhibits

           (c)    Exhibits:

                  99.1 Press release announcing Datascope Corp's earnings for third quarter ended March 31, 2005, filed April 28, 2005.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                              DATASCOPE CORP.

                                              Registrant



                                              By: /s/ Fred Adelman
                                                  ----------------------------
                                                  VP, Chief Accounting Officer
                                                  and Corporate Controller



Dated: April 29, 2005



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                                 EXHIBIT INDEX


Exhibit No.
-----------
   99.1 Press release announcing Datascope Corp.'s earnings for third quarter ended March 31, 2005, filed April 28, 2005.